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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §§. 240.14a-11(c) or §§. 240.14a-12
Overstock.com, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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6322 South 3000 East, Suite 100
Salt Lake City, Utah 84121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 9:00 a.m. on April 27, 2004

Dear Fellow Stockholders:

        We cordially invite you to attend the 2004 Annual Meeting of Stockholders of Overstock.com, Inc. (the "Company"). The meeting will be held at 9:00 a.m. on Tuesday, April 27, 2004, at the Company's warehouse located at 955 South 3800 West, Salt Lake City, Utah 84104, for the following purposes:

  1.
  To elect two Class II directors of Overstock.com, Inc., to serve terms of three (3) years and hold office until their successors have been elected and qualified or until their earlier resignation or removal. A majority of the independent members of the Board of Directors have recommended, and the Company's Board of Directors intends to present, the following nominees for election to the Board:

  Gordon S. Macklin
  John J. Byrne

  2.
  To approve an amendment of the Company's 2002 Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares;

  3.
  To ratify the Audit Committee's selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2004; and

  4.
  To transact other business properly coming before the Annual Meeting or any related adjournments or postponements.

        These proposals are discussed in more detail in the attached Proxy Statement. Please read the attached Proxy Statement carefully. Only stockholders who owned shares at the close of business on March 10, 2004 are entitled to attend and vote at the meeting or any adjournment of the meeting. A complete list of the stockholders of record of the Company on March 10, 2004 will be available at the Company's principal executive offices at 6322 South 3000 East, Suite 100, Salt Lake City, Utah for at least ten days prior to the meeting.

        Following the meeting, we will report on our performance in 2003 and answer your questions.

By Order of the Board of Directors,

Jonathan E. Johnson III Secretary

Salt Lake City, Utah
March 18, 2004

Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying Proxy Card in the enclosed self-addressed, stamped envelope.

OVERSTOCK.COM, INC.
6322 South 3000 East, Suite 100
Salt Lake City, Utah 84121

PROXY STATEMENT

        Our Board of Directors is soliciting proxies for the 2004 Annual Meeting of Stockholders to be held at 9:00 a.m. on April 27, 2004 at the Company's warehouse located at 955 South 3800 West, Salt Lake City, Utah 84104. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters before the meeting.

        The Board set March 10, 2004 as the record date for the meeting. Stockholders who owned Overstock common stock on that date are entitled to attend and vote at the meeting. Each share is entitled to one vote. There were 16,789,018 shares of common stock outstanding on the record date.

        Voting materials, which include this Proxy Statement, the proxy card and Overstock's Annual Report on Form 10-K for the year ended December 31, 2003, are being mailed to stockholders on or about March 22, 2004.

QUESTIONS AND ANSWERS

Q:        Why am I receiving this Proxy Statement?

A:        This Proxy Statement describes proposals on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

Q:        Who can vote at the Annual Stockholders Meeting?

A:        Stockholders who owned Overstock common stock on March 10, 2004 may attend and vote at the Annual Meeting. Each share is entitled to one vote. There were 16,789,018 shares of common stock outstanding on March 10, 2004. Information about the stockholdings of our directors and executive officers is contained in the section entitled "Share Ownership of Management, Directors and 5% Stockholders" beginning on page 25 of this Proxy Statement.

Q:        What is the proxy card?

A:        The proxy card enables you to appoint Patrick M. Byrne and Jonathan E. Johnson III as your representatives at the Annual Meeting. By completing and returning the proxy card you are authorizing Messrs. Byrne and Johnson to vote your shares at the meeting, as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete and return your proxy card before the meeting date just in case your plans change.

Q:        What am I voting on?

A:        You are being asked to vote on:

  •
  the election of two directors,

  •
  approval of an amendment of the Company's 2002 Stock Option Plan to increase the number of shares reserved for issuance thereunder by 1,000,000, and

  •
  ratification of our Audit Committee's selection of PricewaterhouseCoopers LLP as our independent accountants.

The section entitled "Proposals to be Voted On" on page 6 of this Proxy Statement gives you more information about the nominees for election to our Board, the proposed amendment to our 2002 Stock Option Plan, and the Company's independent accountants. You may also find more information on the nominees in the section entitled "The Board—Information Regarding Director Nominees and Other Directors" beginning on page 16 of this Proxy Statement. We will also transact any other business that properly comes before the meeting.

Q:        How do I vote?

A:        You may vote either by attending the meeting and voting in person, or you may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

  •
  as you instruct, and

  •
  according to the best judgment of Messrs. Byrne and Johnson if a proposal comes up for vote at the meeting that is not on the proxy card.

If you return a signed card but do not provide voting instructions, your shares will be voted:

  •
  for the named nominees for director,

  •
  for approval of an amendment of the Company's 2002 Stock Option Plan to increase the number of shares reserved for issuance thereunder by 1,000,000,

  •
  for ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP as our independent accountants, and

  •
  according to the best judgment of Messrs. Byrne and Johnson if a proposal comes up for a vote at the meeting that is not on the proxy card.

We will hand out written ballots to anyone who wants to vote at the meeting. However, if you hold your shares in street name, you must obtain a legal proxy from your stockbroker in order to vote at the meeting. Holding shares in "street name" means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

Q:        What does it mean if I receive more than one proxy card?

A:        It means that you may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

Q:        What if I change my mind after I return my proxy?

A:        You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

  •
  sending a written notice to the Secretary of the Company (at the address shown on the cover page) stating that you are revoking your proxy of a particular date,

  •
  signing another proxy with a later date and returning it before the polls close at the meeting, or

  •
  attending the Annual Meeting and voting in person.

Q:        Will my shares be voted if I do not sign and return my proxy card?

A:        (1) If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority under the NASDAQ rules to vote customers' unvoted shares on some "routine" matters. The proposals to elect directors and ratify the appointment of the accountants are routine matters. The proposal to approve the amendment to the 2002 Stock Option Plan is not a routine matter. If you do not give a proxy to vote your shares, your brokerage firm may either:

  •
  vote your shares on routine matters, or

  •
  leave your shares unvoted.

If a brokerage firm entitled to vote your shares leaves those shares unvoted, it is called a "broker nonvote." A brokerage firm cannot vote customers' shares on non-routine matters without instructions from you.

You may have granted to your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your broker. If you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must obtain a legal proxy from your stockbroker in order to vote at the meeting. We encourage you to provide instructions to your broker. This ensures your shares will be voted at the meeting.

(2)    If your shares are in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the meeting.

Q:        How are votes counted?

A:        You may vote:

  •
  with respect to each of the nominees, either "for" the director nominees or "withhold" your vote from any nominee,

  •
  "for," "against," or "abstain" on the approval of the amendment of the 2002 Stock Option Plan, and

  •
  "for," "against," or "abstain" on the ratification of PricewaterhouseCoopers LLP as the Company's independent accountants.

Q:        How many stockholders are needed either in person or by proxy to hold the meeting?

A:        To hold the meeting and conduct business, a majority of the Company's outstanding shares entitled to vote as of March 10, 2004 must be present at the meeting. This is called a quorum.

Shares are counted as present at the meeting if the stockholder either:

  •
  is present in person at the meeting, or

  •
  has properly submitted a proxy card.

On proposals for routine matters, a broker nonvote is counted for determining the presence of a quorum.

Q:        How many votes must the nominees have to be elected as a director?

A:        The two nominees receiving the highest number of "yes" votes will be elected as directors. This number is called a plurality.

Q:        What happens if a nominee is unable to stand for re-election?

A:        A majority of the independent members of the Board may designate a substitute nominee. If you have completed and returned your proxy, Messrs. Byrne and Johnson can vote your shares for a substitute nominee. They cannot vote for more than two nominees.

Q:        How many votes are required to approve the amendment of the 2002 Stock Option Plan?

A:        A majority of the shares present, in person or by proxy, voting in favor is required to approve the amendment of the 2002 Stock Option Plan. Brokers do not have discretion to vote on this proposal without your instruction.

Q:        How many votes are required to ratify the appointment of PricewaterhouseCoopers LLP?

A:        A majority of the shares present, in person or by proxy, including broker nonvotes, voting in favor is required to ratify the appointment of PricewaterhouseCoopers LLP as our accountants.

Q:        How many votes are required to approve other matters that may come before the stockholders at the meeting?

A:        A majority of the shares present, in person or by proxy, excluding broker nonvotes, at the meeting voting in favor is required to approve other matters that may come before the stockholders at the meeting.

Q:        What happens if I don't indicate how to vote my proxy?

A:        If you just sign your proxy card without providing further instructions, your shares will be counted as a "yes" vote for the director nominees, "for" the amendment of the 2002 Stock Option Plan and "for" ratification of the selection of PricewaterhouseCoopers LLP.

Q:        Is my vote kept confidential?

A:        Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q:        Where do I find the voting results of the meeting?

A:        We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2004 on or before August 9, 2004. We will file that report with the SEC, and you can get a copy by calling Investor Relations at (801) 947-3132 or the SEC at (800) SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov. You can also get a copy from our website at www.overstock.com.

Q:        Who can help answer my questions?

A:        You can call Georgeson Shareholder Communications, our proxy solicitor, toll-free at (800) 314-4549 with any questions about the proposals described in this Proxy Statement or the mechanics of voting.

PROPOSALS TO BE VOTED ON:

1.     ELECTION OF DIRECTORS

        The nominees for election this year as Class II directors, for three-year terms ending in 2007, are:

Gordon S. Macklin
John J. Byrne

        Mr. Macklin has been a director of the Company since 1999 and has consented to serve a new three-year term.

        Mr. Byrne is a former director of the Company and has consented to serve a new three-year term.

        For information about the nominees, see "The Board—Information Regarding Director Nominees and Other Directors" beginning on page 16.

Recommendation of the Board of Directors

        The Board of Directors unanimously recommends a vote "for" both nominees.

Vote Required

        Directors will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the meeting. Votes withheld are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but otherwise they have no legal effect under Delaware law.

2.     AMENDMENT OF THE 2002 STOCK OPTION PLAN

        The Company's stockholders are being asked to approve an increase in the number of shares of common stock reserved for issuance under the Company's 2002 Stock Option Plan (the "2002 Plan") by 1,000,000 shares. The increase was approved by the Board of Directors of the Company on March 17, 2004, subject to stockholder approval.

        As of December 31, 2003, 16,485,348 shares of common stock were outstanding, options to purchase 2,642,552 shares had been granted under the 2002 plan and prior plans, and options to purchase 1,780,198 shares of common stock were outstanding under the 2002 Plan and prior plans described below. During 2003 we granted employees options under the 2002 Plan to purchase a total of 853,803 shares, including options to purchase 87,946 shares granted to current executive officers of the Company. At December 31, 2003, 328,128 shares of common stock remained available for future option grants.

        The 2002 Plan replaced the Company's Amended and Restated 1999 Stock Option Plan (the "1999 Plan"), which was terminated as to new grants on May 29, 2002. All options outstanding under the 1999 Plan on May 29, 2002 remained outstanding under the 1999 Plan, and any shares available for grant under the 1999 Plan became available for grant under the 2002 Plan. At December 31, 2003, options to purchase an additional 1,548 shares of common stock remained outstanding under the Gear.com, Inc. Restated 1998 Stock Option Plan, which terminated as to new grants upon our acquisition of Gear.com, Inc. on November 20, 2000.

        The 2002 Plan authorizes the Board of Directors to grant incentive stock options to our employees, and non-statutory stock options and stock purchase rights to our employees, directors and consultants. The 2002 Plan is structured to allow the Board of Directors discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. Since its inception, the Company has provided stock options as an incentive to its employees and executives as means to promote increased stockholder value. The Company believes stock options are an effective method of attracting and retaining personnel responsible for the continued development and growth of the Company's business.

Vote Required

        If a quorum is present, the affirmative vote of a majority of the shares present, entitled to vote and cast at the Annual Meeting will be required to approve the amendment to the 2002 Plan.

        Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote "against" the proposal.

Terms of the 2002 Plan

        The following is a summary of the principal features of the 2002 Plan. A copy of the 2002 Plan, as proposed to be amended, is attached as Appendix B. The following description is qualified in its entirety by the specific terms of the 2002 Plan, as proposed to be amended.

        Purpose.    The purposes of the 2002 Plan are to attract and retain the best available personnel for positions of substantial responsibility to provide additional incentive to employees, and consultants and directors of the Company and to promote the success of the Company's business.

        Administration.    Our board of directors or, with respect to different groups of optionees, different committees appointed by our board, administers the 2002 Plan. In the case of the options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the committee consists of two or more "outside directors" within the meaning of Section 162(m) of the Code. The board or committee administering the 2002 Plan is sometimes called the "administrator." The administrator has the power to determine the terms of the options and stock purchase rights granted, including the exercise price, the number of shares subject to each option or stock purchase right, the exercisability of the options and stock purchase rights and the form of consideration payable upon exercise.

        Eligibility.    The 2002 Plan provides that incentive or non-statutory stock options and stock purchase rights may be granted to employees (including officers and employee directors) of the Company. In addition, the 2002 Plan provides that non-statutory stock options and stock purchase rights may be granted to consultants and directors of the Company. As of December 31, 2003, there were approximately 330 employees and directors who were eligible to receive options and stock purchase rights under the 2002 Plan. The administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, the administrator takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors. The 2002 Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options held by an employee that are exercisable for the first time in any one calendar year. The 2002 Plan provides that a maximum of 423,430 shares (up to 846,860 shares if in connection with initial employment) may be granted to any one individual during any fiscal year. The 2002 Plan does not provide for a minimum number of option shares that may be granted to any one optionee.

        Shares Reserved for Issuance.    Under the 2002 Plan, and including shares originally reserved for issuance under the 1999 Plan that became available for issuance under the 2002 Plan, 328,128 shares of common stock that have been reserved for grant remained available for future option grants as of December 31, 2003. If an option granted under the 1999 Plan or the 2002 Plan expires or becomes unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an option exchange program, the unissued shares subject to such option again become available for issuance under the 2002 Plan, and if shares sold under the 2002 Plan are forfeited to the Company or are repurchased by the Company at the issue price paid per share, the number of shares forfeited or repurchased again become available for issuance under the 2002 Plan.

Terms of Options

        Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted. Each option granted under the 2002 Plan is subject to the following terms and conditions:

        Exercise of the Option.    The administrator determines when options granted under the 2002 Plan become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of common stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, delivery of already-owned shares of the Company's common stock subject to certain conditions, pursuant to a cashless exercise procedure, a reduction in the amount of any Company liability to the individual, any combination of the foregoing methods of payment, or such other consideration as determined by the administrator and as permitted by applicable laws. An option may not be exercised for a fraction of a share.

        Option Price.    The option price of all incentive stock options under the 2002 Plan and non-statutory options granted under the 2002 Plan intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code may not be less than the fair market value of the common stock on the date the option is granted. Subject to the foregoing, non-statutory stock options may be granted with a per share exercise price determined by the administrator. Non-statutory options may be granted with an exercise price of less than 100% of the fair market value per share on the date of grant pursuant to a merger or other corporate transaction. In the case of an option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price must be not less than 110% of the fair market value on the date of grant. For purposes of the 2002 Plan, fair market value is defined as the closing sale price per share of the common stock on the date of grant as reported on the Nasdaq National Market. On March 15, 2004 the closing price of the common stock as reported on the Nasdaq National Market was $28.32. Optionees are not required to pay the Company any amount upon the grant of an option.

        Termination of Employment Relationship.    The 2002 Plan provides that if the optionee's employment relationship with the Company is terminated for any reason, other than death or disability, the period of time during which an option may be exercised following such termination may be determined by the administrator and set forth in the option agreement and the option may be exercised only to the extent the options were exercisable on the date of termination and in no event later than the expiration of the term of the option. In the absence of a specified time in the option agreement, the option will generally remain exercisable for three months after the optionee's termination.

        Death.    If an optionee should die while an employee of the Company, options granted to such employee may be exercised within such period of time as is determined by the administrator and set forth in the option agreement but only to the extent that the options were exercisable on the date of death and in no event later than the expiration of the term of such option as set forth in the option agreement. In the absence of a specified time in the option agreement, the option will generally remain exercisable for one year following the optionee's death.

        Disability.    If an optionee's employment is terminated due to a disability, options granted to such employee may be exercised within such period of time as is determined by the administrator and set forth in the option agreement, but only to the extent that the options were exercisable on the date of termination and in no event later than the expiration of the term of such option as set forth in the option agreement. In the absence of a specified time in the option agreement, the option will generally remain exercisable for one year following the optionee's termination due to disability.

        Term of Options.    The term of each option is fixed by the administrator and may not exceed ten years from the date of grant in the case of incentive stock options. However, incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation, may not have a term of more than five years. No option may be exercised by any person after the expiration of its term.

        Nontransferability of Options.    Unless determined otherwise by the administrator, an option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

Stock Purchase Rights

        In the case of stock purchase rights, unless the administrator determines otherwise, a restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement generally will be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option will lapse at a rate determined by the administrator.

Adjustment Upon Changes in Capitalization or Merger

        In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of a merger of the Company with or into another corporation, all outstanding options may either be assumed or an equivalent option may be substituted by the surviving entity or, if such options are not assumed or substituted, such options shall become exercisable as to all of the shares subject to the options, including shares as to which would not otherwise be exercisable. In the event that options become exercisable in lieu of assumption or substitution, the administrator shall notify optionees that all options shall be fully exercisable for a period of 15 days, after which such options shall terminate. In addition, in the event that the optionee is involuntarily terminated without cause within eighteen months following a change of control, he or she will have the right to exercise the option or stock purchase right as to all of the shares subject to the option or stock purchase rights, including the shares which would not otherwise be exercisable.

Amendment and Termination

        The 2002 Plan will automatically terminate in 2012, unless we terminate it sooner. In addition, the administrator has the authority to amend, suspend or terminate the 2002 Plan provided such amendment does not impair the rights of any optionee.

Tax Information

        The Company may grant "incentive stock options," as defined in Section 422 of the Internal Revenue Code, non-statutory options or stock purchase rights pursuant to the 2002 Plan.

        Incentive Stock Options.    An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise is an adjustment for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m) of the Code, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

        Non-statutory Stock Options.    All other options that do not qualify as incentive stock options are referred to as non-statutory options. An optionee will not recognize any taxable income at the time a non-statutory option is granted. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

        Stock Purchase Rights.    Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code, because the Company may repurchase the stock when the purchaser ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when our right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

        The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of purchase), an election pursuant to Section 83(b) of the Internal Revenue Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company.

        The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 2002 Plan. It does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company.

Participation in the 2002 Plan

        The grant of options under the 2002 Plan to employees, including our named executive officers and directors, is subject to the discretion of the administrator. As of the date of this Proxy Statement, there has been no determination by the administrator with respect to future awards under the 2002 Plan. Accordingly, future awards are not determinable. The table of option grants under "Option Grants" beginning on page 22 provides information with respect to the grant of options to the named executive officers (identified in that table) during fiscal 2003. During fiscal 2003, all current executive officers as a group and all employees, including current officers who are not executive officers, as a group, were granted options to purchase 80,299 shares and 773,504 shares, respectively, pursuant to the 2002 plan or its predecessor plan, the 1999 Plan. No current director of the Company and no nominee for election to the Board received any option grant in fiscal 2003.

Recommendation of the Board of Directors

        The Board of Directors unanimously recommends that stockholders vote "for" approval of the amendment to the 2002 Plan.

3.     RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

        The Audit Committee has selected PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year. PricewaterhouseCoopers LLP has served as our accountants since 1999. Although ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP is not required under our bylaws or other legal requirements, the Company is submitting the appointment of PricewaterhouseCoopers LLP to the stockholders as a matter of good corporate practice. If stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if stockholders ratify the selection of PricewaterhouseCoopers LLP, the Audit Committee may appoint a different independent accounting firm or replace PricewaterhouseCoopers LLP with a different independent accounting firm at any time if the Audit Committee determines it is in the best interests of the Company and the stockholders to do so. Representatives of PricewaterhouseCoopers LLP are expected to attend the meeting in order to respond to appropriate questions from stockholders and will have an opportunity to make a statement if they desire to do so.

Audit Fees

        The aggregate fees PricewaterhouseCoopers LLP billed us for each of the last two fiscal years for professional services for the audits of our annual financial statements and review of financial statements included in our Reports on Form 10-Q or services normally provided by PricewaterhouseCoopers LLP in connection with filings or engagements for those years were $130,000 in 2002 and $177,500 in 2003.

Audit-Related Fees

        The aggregate fees PricewaterhouseCoopers LLP billed us in each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported above under the caption "Audit Fees" were $340,000 in 2002, all of which was for audit-related services in connection with our initial public offering, and $138,000 in 2003, of which $120,000 was for audit-related services in connection with our follow-on offering in the first quarter of 2003, and of which $18,000 was for consultations regarding revenue recognition and compliance with the Sarbanes-Oxley Act of 2002.

Tax Fees

        PricewaterhouseCoopers LLP did not bill us any additional fees in the last two fiscal years for compliance, tax advice, or tax planning.

All Other Fees

        PricewaterhouseCoopers LLP did not bill us any additional fees in the last two fiscal years for products and services provided by PricewaterhouseCoopers LLP, other than the services reported above.

Auditor Independence

        The Audit Committee has considered the role of PricewaterhouseCoopers LLP in providing us with the services described above, and has concluded that those services are compatible with their independence from management and from the Company.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

General

        The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy, which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be pre-approved. Under the Policy, proposed services either may be pre-approved by agreeing to a framework with descriptions of allowable services with the Audit Committee ("general pre-approval"), or require the specific pre-approval of the Audit Committee ("specific pre-approval"). Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

        The Policy describes the Audit, Audit-related, Tax and All Other Services that are subject to the general pre-approval of the Audit Committee. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor that are subject to general pre-approval. Under the Policy, the Audit Committee may delegate either type of pre-approval authority to its chairperson or any other member or members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting. The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

Audit Services

        The annual Audit services engagement scope and terms are subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required quarterly reviews) and other procedures required to be performed by the independent auditor to be able to form an opinion on the Company's consolidated financial statements. Audit services also include the attestation engagement for the independent auditor's report on management's assertion on internal controls for financial reporting. The Policy provides that the Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope or other items. The Policy provides for Audit Committee pre-approval of specific Audit services.

Audit-related Services

        Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. Under the Policy, the Audit Committee grants general pre-approval to specified Audit-related services. All other Audit-related services not specified must be specifically pre-approved by the Audit Committee.

Tax Services

        Under the Policy, the Audit Committee grants general pre-approval to specific tax compliance, planning and advice services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. Other tax services must be specifically approved by the Audit Committee.

All Other Services

        Under the Policy, the Audit Committee grants general pre-approval to specific permissible non-audit services classified as All Other Services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence. Services permissible under applicable rules but not specifically approved in the Policy require further specific pre-approval by the Audit Committee.

Procedures

        The Policy provides that at the beginning of each year, the chief financial officer and the Company's independent auditor will jointly submit to the Audit Committee a schedule of audit, audit-related, tax and other non-audit services that are subject to general pre-approval. This schedule will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fees (or a range of projected fees) for each service. The Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year. Any changes to the fee amounts listed in the schedule will be subject to further specific approval of the Audit Committee. The Policy prohibits the independent auditor from commencing any project not described in the schedule approved by the Audit Committee until specific approval has been given.

        The Audit Committee did not pre-approve any of the services described above under the caption "Audit Related Fees" pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, as those services were performed prior to the effective date of the pre-approval requirements.

Recommendation of the Board of Directors

        The Board of Directors unanimously recommends that the stockholders vote "for" ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants.

Vote Required

        The affirmative vote of a majority of the shares represented at the meeting, in person or by proxy, will be required to approve the proposal.

4.     OTHER BUSINESS

        The Board knows of no other business for consideration at the meeting. If other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, Messrs. Byrne and Johnson will vote, or otherwise act, on your behalf in accordance with their judgment on such matters.

THE BOARD

General

        The Board of Directors is currently composed of four members. One current director is a nominee for re-election this year, and one former director is a nominee for election. The remaining three directors will continue to serve the terms described below. We will have a five-person Board after the annual meeting.

        Our directors serve staggered terms. This is accomplished as follows:

  •
  each director serves a three-year term,

  •
  the directors are divided into three classes,

  •
  the classes are as nearly equal in number as possible, and

  •
  the term of each class begins on a staggered schedule.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees, each of whom is a current or former director of the Company. In the event that either nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by a majority of the independent members of the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees, if possible. The terms of office of the persons elected as directors will continue until the 2007 Annual Meeting of Stockholders or until their successors have been duly elected and qualified or until their earlier death, resignation or removal. It is not expected that either nominee will be unable or will decline to serve as a director.

Board and Committee Meetings

        The Board held eight meetings during 2003. The Audit Committee held six meetings, and the Compensation Committee held four meetings during 2003. Each director attended at least 75% of the meetings of the Board and of the committees on which he or she served during 2003.

Board Independence

        The Board of Directors has determined that, except for our President, each of our current directors, including the director standing for re-election, is independent within the meaning of the Nasdaq director independence standards.

Committees of the Board

        The Board of Directors has an Audit Committee and a Compensation Committee, each of which has adopted a written charter. All members of the committees are appointed by the Board of Directors, and each member is independent within the meaning of the Nasdaq director independence standards. The committees are described in more detail below. In addition, the Board has adopted resolutions authorizing a majority of the independent members of the Board of Directors to recommend nominees for election to the Board, as described in more detail below.

        Audit Committee.    The Board has an Audit Committee consisting of John A. Fisher, Gordon S. Macklin and Allison H. Abraham, each of whom is independent within the meaning of the Nasdaq director independence standards. The Board of Directors has determined that each of Mr. Fisher, Mr. Macklin and Ms. Abraham is an "audit committee financial expert" as defined by the SEC. The Audit Committee is responsible for reviewing and monitoring our financial statements and internal accounting procedures, selecting, reviewing and monitoring our independent accountants, evaluating the scope of the annual audit, reviewing audit results, and consulting with management and our independent accountants prior to presentation of financial statements to stockholders. The Audit Committee Report is included beginning on page 24 of this proxy statement.

        Compensation Committee.    The Board also has a Compensation Committee consisting of John A. Fisher and Gordon S. Macklin. The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for our directors, officers and other employees and administering various incentive compensation and benefit plans. The Compensation Committee Report is included beginning on page 19 of this proxy statement.

        Nominations.    The Board does not have a standing nominating committee or committee performing similar functions. The Board has adopted resolutions in accordance with the Nasdaq Marketplace Rules authorizing a majority of the independent members of the Board to recommend nominees to the full Board. The Board believes that it is appropriate for the Board not to have a nominating committee because of the small size of the full Board. The Board consists of four members, three of whom are independent. The Board considered forming a nominations committee consisting of two or all three of the independent members of the Board. Forming a committee consisting of two members was unattractive because it would have omitted one of the independent members of the Board. The Board desired the participation in the nomination procedure of all of its independent members, and therefore authorized a majority of the independent members of the Board to make nominations. The Board intends to review this matter periodically, and may in the future elect to designate a formal nominations committee. Each member of the Board of Directors has historically participated in the consideration of director nominees.

        The independent members of the Board do not have a nominating committee charter, but act pursuant to Board resolutions as described above. Each of the members of the Board authorized to recommend nominees to the full Board is independent within the meaning of the Nasdaq director independence standards.

Director Qualifications

        The independent members of the Board have not formalized specific minimum qualifications they believe must be met by a candidate to be recommended by the independent members. The independent members believe that candidates for election to the Board should have the highest professional and personal ethics and values, consistent with those of the Company. Candidates should have broad relevant experience, and should be committed to enhancing long-term stockholder value. They should be able and willing to provide insight and practical advice based on experience, and they must actively represent the interests of the stockholders. The independent members believe that a variety of types and a balance of knowledge, experience and capabilities among the members of the Board are in the best interests of the stockholders.

Identification and Evaluation of Nominees for Director

        The independent members of the Board believe that the current Board composition is serving the stockholders of the Company well. The independent Board members have considered recommending additional persons as candidates for the Board from time to time, based largely on the qualifications of the potential candidates, rather than on any perceived need of the Company. In the future, the independent members may consider candidates identified through current members of the Board, professional search firms, stockholders or other persons. Candidates may be evaluated at regular or special meetings of the Board, and may be considered at any point during the year.

        The independent members have a policy that they will consider any properly submitted director candidates recommended by stockholders of the Company. Any stockholder who desires to submit a recommendation should submit a written recommendation to the Board, including information about the qualifications of the person to be a nominee for election to the Board, and a consent of the person to serve if elected, addressed to Board of Directors, Overstock.com, Inc., 6322 South 3000 East, Suite 100, Salt Lake City, Utah 84121. There is no difference in the manner in which the independent members would evaluate a nominee based on whether the nominee is recommended by a stockholder.

        The independent members have not approved any nominee for inclusion on the Company's proxy card for the 2004 Annual Meeting other than Gordon S. Macklin, who is standing for reelection, and John J. Byrne, who is a former director of the Company and a significant stockholder of the Company. Mr. Byrne is also the father of our President, Patrick M. Byrne. John J. Byrne was recommended to the independent members by Patrick M. Byrne, who is the Company's President, chief executive officer and largest stockholder. The Company has not paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The independent members did not receive, by November 21, 2003, any recommended nominee from any stockholder that beneficially owned more than 5% of the Company's voting common stock for at least one year as of the date the recommendation was made, or from a group of stockholders that beneficially owned, in the aggregate, more than 5% of the Company's voting common stock, with each of the securities used to calculate that ownership held for at least one year as of the date the recommendation was made.

Communications with the Board

        In January 2004 the Board adopted resolutions to provide a formal process by which stockholders may communicate with the Board. Although the adoption of the formal process did not change the previously existing informal procedures by which stockholders could communicate with the Board, whether for the purpose of recommending nominees for election to the Company's Board of Directors or for other purposes, the adoption of the formal process did clarify that stockholders may communicate directly with the Board, whether for the purpose of recommending nominees for election to the Company's Board of Directors or for other purposes. The formal process adopted by the Board permits stockholders to communicate with the Board either in writing, addressed to the Board at the Company's headquarters at 6322 South 3000 East, Suite 100, Salt Lake City, Utah 84121, or by e-mail, sent to boardofdirectors@overstock.com. All communications from stockholders regarding matters appropriate for stockholder communications with the Board and delivered as described will be delivered to Board members.

Annual Meeting Attendance

        The Company's policy is that Board members should attend annual stockholder meetings if reasonably possible. All four of the members of the Board attended the 2003 annual stockholders meeting.

Code of Ethics

        The Company has adopted a code of ethics that applies to all of the Company's directors and employees, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company will provide a copy of the code of ethics to any person without charge, upon request. Requests for a copy of the code of ethics may be made in writing addressed to: General Counsel, Overstock.com, Inc., 6322 South 3000 East, Suite 100, Salt Lake City, Utah, 84121.

Information Regarding Director Nominees and Other Directors

        Set forth below is certain information as of the record date regarding the nominees for Class II director and all other directors of Overstock whose term of office continues after the 2004 Annual Meeting.

Current Class II Director (Term Expiring in 2004) and Nominee for Reelection for a Term Expiring in 2007

Name	Age	Position with the Company	Director Since
Gordon S. Macklin	75	Director	October 1999

        Gordon S. Macklin has served as a Director of Overstock since October 1999. He is a member of the Audit Committee and a member of the Compensation Committee of the Board. Mr. Macklin is currently an independent corporate financial advisor. Mr. Macklin served as Chairman, President and Chief Executive Officer of White River Corporation, an information services company, from October 1993 to July 1998. Mr. Macklin was Chairman of Hambrecht and Quist Group, a venture capital and investment banking company, from 1987 until 1992. From 1970 to 1987 Mr. Macklin served as President of the National Association of Securities Dealers, Inc. Mr. Macklin serves as a director for Martek Biosciences Corporation; MedImmune, Inc.; White Mountains Insurance Group, Ltd.; is a director, trustee or managing general partner of 48 of the investment companies in the Franklin Templeton Group of Funds; and is a former director of Worldcom, Inc. Mr. Macklin has a Bachelor of Arts in Economics from Brown University.

Nominee for Election as a Class II Director (Term Expiring in 2007)

Name	Age	Position with the Company	Prior Service as a Director
John J. Byrne	71	None.	October 1999 - October 2002

        John J. Byrne served as a Director of Overstock from October 1999 to October 2002. Mr. Byrne has served as Chairman of the Board of White Mountains Insurance Group, Ltd., a financial services holding company, since 1985 and was its Chief Executive Officer and President from 1985 until his first retirement in 1997, and then served as Chief Executive Officer again from 2000 to December 2002. Prior to that he served as Chairman and Chief Executive Officer of GEICO from 1976 to 1985. Earlier in his career, Mr. Byrne spent eight years with the Travelers Insurance Companies, most recently as Executive Vice President. Mr. Byrne has also served a director of American Express Company, Martin Marietta Corporation, Lehman Brothers, Inc., MidOcean Group of Companies, Zurich Re, Terra Nova (Bermuda) Holdings, and OneBeacon Insurance Group. Mr. Byrne currently serves as Chairman of Montpelier Re and as a director of various subsidiaries of White Mountains Insurance Group. Mr. Byrne has served as an Overseer of the Amos Tuck School of Business Administration of Dartmouth College and the Rutgers University Foundation and was a member of the Stanford Graduate School of Business Advisory Council and the Standard Research Institute Advisory Council. Mr. Byrne has a Bachelor of Science from Rutgers University, a graduate degree in Mathematics from the University of Michigan and is a Member of the American Academy of Actuaries. John J. Byrne is the father of Patrick M. Byrne, who is a Director and President, and the chief executive officer of, the Company.

Class III Director (Term Expiring in 2005)

Name	Age	Position with the Company	Director Since
Allison H. Abraham	41	Director	March 2002

        Allison H. Abraham has served as a Director of Overstock since March 2002. Ms. Abraham served as President and as a director of LifeMinders, Inc., an online direct marketing company, from

May 2000 until the acquisition of LifeMinders by Cross Media Marketing Corp. in October 2001. Prior to joining LifeMinders, Ms. Abraham served as Chief Operating Officer of iVillage Inc., an online media company, from May 1998 to May 2000. From February 1997 to April 1998, Ms. Abraham was President, Chief Operating Officer and a director of Shoppers Express, an online grocery service, and also served as Vice President of Sales and Marketing for several months prior to her promotion. From 1992 to 1996, Ms. Abraham held several marketing and management positions at Ameritech Corporation. She was employed at American Express Travel Related Services in New York City from 1988 to 1992, focusing on the launch of new products and loyalty programs. Ms. Abraham holds a Bachelor of Arts in Economics from Tufts University and a MBA degree from the Darden School at the University of Virginia.

Class I Directors (Term Expiring in 2006)

Name	Age	Position with the Company	Director Since
John A. Fisher	56	Director	May 2002
Patrick M. Byrne	41	President, and Chairman of the Board of Directors	October 1999

        John A. Fisher has served as a director of Overstock since May 2002. Mr. Fisher has served as Managing Director of Fisher & Company LLC, an investment banking advisor to international branded consumer growth companies since October 1996. From 1987 to 1996, Mr. Fisher was Managing Director of Hambrecht & Quist Group, a venture capital and investment banking company, responsible for leading all services to branded consumer growth companies. From 1984 to 1987, he served as chief executive of Bechtle Fisher & Company, Inc., a private investment bank. From 1976 to 1984, he served as vice president of corporate finance of The Crocker Bank. From 1973 to 1976, he served as a member of the White House staff (Office of Management & Budget), and from 1971 to 1973, as management consultant with Touche Ross & Co. Mr. Fisher has a Bachelor of Arts Degree in Economics from Yale College and an MBA from Stanford University.

        Dr. Patrick M. Byrne has served as our principal executive officer and as a Director since October 1999, and as Chairman of the Board since February 2001. Dr. Byrne has currently assumed the role of President. From September 1997 to May 1999, Dr. Byrne served as President and Chief Executive Officer of Fechheimer Brothers, Inc., a manufacturer and distributor of uniforms. From 1995 until its sale in September 1999, Dr. Byrne was Chairman, President and Chief Executive Officer of Centricut, LLC, a manufacturer and distributor of industrial torch parts. From 1994 to the present, Dr. Byrne has served as a Manager of the Haverford Group, an investment company and an affiliate of Overstock. Dr. Byrne has a Bachelor of Arts degree in Chinese studies from Dartmouth College, a Master's degree from Cambridge University as a Marshall Scholar, and a Ph.D. in philosophy from Stanford University.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During 2003:

  •
  None of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

  •
  None of the members of the Compensation Committee entered into (or agreed to enter into) any transaction or series of transactions with the Company or any of its subsidiaries in which the amount involved exceeds $60,000;

  •
  None of the Company's executive officers served on the Compensation Committee (or another Board committee with similar functions or, if there was no committee like that, the entire Board of Directors) of another entity where one of that entity's officers served on the Company's Board or as a member of its Compensation Committee; and

  •
  None of the Company's executive officers was a director of another entity where one of that entity's officers served on the Company's Compensation Committee.

COMPENSATION OF DIRECTORS

        We reimburse our non-employee directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings. No member of our Board currently receives any additional cash compensation.

        In 2003, we did not grant any stock options to any of our directors. In prior years, we granted non-employee directors options to purchase shares of our common stock under our Amended and Restated 1999 Stock Option Plan and our 2002 Stock Option Plan for their service on our Board. Our Board determines the number of option shares to be granted, if any, to any new non-employee directors. The following table shows information about aggregate options granted to non-employee directors in prior years:

Name	Grant Date	Exercise Price ($)	Number of Options Granted
Gordon Macklin	10/23/1999	3.69	21,172
	1/22/2002	5.07	7,058
Allison Abraham	4/23/2002	11.90	15,000
John Fisher	5/2/2002	11.90	15,000

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Committee has provided the following report on the compensation of the executive officers including the chief executive officer and the relationship of the Company's performance to executive compensation.

Compensation Committee Report

        In 2003, the Compensation Committee (the "Committee") of the Board consisted of Messrs. Fisher and Macklin, neither of whom was an employee or former employee of the Company or any of its subsidiaries during the year. The Committee has overall responsibility for the Company's executive compensation policies and practices. The Committee's functions include:

  •
  evaluating management's performance,

  •
  reviewing and approving the Company's compensation philosophy,

  •
  reviewing and approving all executive officers' compensation, including salaries, and

  •
  administering compensation plans including granting awards under the Company's stock option plans to its employees.

Compensation of the Chief Executive Officer

        The Company's President, Patrick M. Byrne, declined to accept any salary or bonus payment from the Company during 2003. Dr. Byrne also declined to accept any salary or bonus payment from the Company during each of the two preceding years. Dr. Byrne's lack of any cash compensation bears no relationship at all to the Company's performance.

        In addition to serving as President, Dr. Byrne serves as Chairman of the Board of Directors, and controls High Plains Investments, LLC, which is the Company's largest stockholder. The Committee believes that Dr. Byrne's economic interest in the Company, directly and through High Plains Investments LLC, is fully aligned with the economic interests of the other stockholders.

Compensation Policies Applicable to other Executive Officers

        The Company's compensation program for its executive officers other than Dr. Byrne consists of (i) salaries, and (ii) stock option grants.

        Salaries.    The Company pays its executive officers other than Dr. Byrne salaries that are determined, in part, based on the responsibilities of the position and the experience and knowledge of the individual. Salaries are adjusted periodically at the discretion of the Committee, taking into consideration factors including the Company's growth, performance and financial condition and the Committee's subjective perception of the individual's performance. The Company did not pay any bonuses to any of its executive officers during 2003. The lack of any bonus payments bears no relationship at all to the Company's performance.

        Stock Option Grants.    The second component of the Company's compensation program consists of stock option grants. The options granted to executive officers during 2003 were granted in January, March, April, and July of 2003, with exercise prices of $15.25, $13.57, $8.54 and $13.09 per share, respectively, which the Committee determined to be equal to the fair market value of the underlying shares of common stock on the date of grant. The Committee believes that stock option grants or other equity awards provide proper incentives to management and align the economic interests of management with those of the other stockholders.

Members of the Compensation Committee
Gordon S. Macklin
John A. Fisher

EXECUTIVE OFFICERS

        In addition to Dr. Byrne, the following persons were executive officers of the Company as of March 1, 2004:

Executive Officers	Age	Position
David K. Chidester	32	Vice President, Finance
Jonathan E. Johnson III	37	Vice President, Strategic Projects and General Counsel
Shawn Schwegman	29	Vice President, Technology
Russell (Tad) Martin	32	Vice President of Merchandising and Operations

        Mr. Chidester served as our Controller from August 1999 to August 2003, as our Acting Chief Financial Officer from August 2003 to January 2004 and is now our Vice President, Finance (our principal financial and accounting officer). Prior to joining Overstock, Mr. Chidester was with PricewaterhouseCoopers LLP from December 1995 to August 1999. Mr. Chidester holds a Bachelor of Science Degree in Accounting and a Master's Degree in Business Administration, both from the University of Utah.

        Mr. Johnson has served as our General Counsel since September 2002, as our Secretary since October 2002, and as our Vice President, Strategic Projects since April 2003. From May 1999 to September 2002 Mr. Johnson held various positions with TenFold Corporation, including positions as General Counsel, Executive Vice President and Chief Financial Officer. From October 1997 to April 1999 Mr. Johnson practiced law in the Los Angeles offices of Milbank, Tweed, Hadley & McCloy and from September 1994 to September 1997 he practiced law in the Los Angeles offices of Graham & James. From February 1994 to August 1994 Mr. Johnson served as a judicial clerk at the Utah Supreme Court for Justice Leonard H. Russon, and prior to that, from August 1993 to January 1994, Mr. Johnson served as a judicial clerk at the Utah Court of Appeals for Justice Russon. Mr. Johnson holds a Bachelor's Degree in Japanese from Brigham Young University, studied for a year at Osaka University of Foreign Studies in Japan, and received his law degree from the J. Reuben Clark, Jr. Law School at Brigham Young University.

        Mr. Schwegman has served as our Vice President, Technology since January 2004. He has also served as our Chief Technology Officer from September 2003 to January 2004, as our Vice President of Sales and Marketing from April 2003 to December 2003; as our Director of Books, Music & Videos department from June 2002 to April 2003; as Manager of our Affiliate Marketing Program from January 2002 to April 2003; as our Manager of Special Projects from April 2001 to January 2002; and as our Director of Information Technology from March 2000 to April 2001. From April 1999 to February 2000 Mr. Schwegman served as Vice President of Sales with Sycamore Software Development Corp. From January 1999 to April 1999 Mr. Schwegman served as Director of Management Information Systems with Fechheimer Brothers Co.

        Mr. Martin has served as our Vice President of Merchandising and Operations since January 2004. From January 2003 to December 2003 he served as our Director of Merchandising, and from January 2001 to December 2002 served as a Buyer for the Company. From April 1999 to December 2000 Mr. Martin was Senior Product Manager for Gear.com, Inc., a company we acquired in November 2000. From May 1996 to January 1999 Mr. Martin was the National Sales Manager for Chisco, a Salt Lake City based sports accessory company, and from 1994 to 1996 he worked for the Salt Lake Olympic Bid Committee. Mr. Martin holds a Bachelor's Degree in English from the University of Utah.

        There are no family relationships among any of the current officers and directors of the Company. John J. Byrne, who is a nominee for election to the Board, is the father of our President and Chairman of our Board of Directors, Dr. Patrick M. Byrne.

EXECUTIVE COMPENSATION

        The table below shows, for the last three fiscal years, compensation information for (i) the Company's chief executive officer, (ii) the next four most highly compensated executive officers who were serving as such at December 31, 2003 and whose total salary and bonus was $100,000 or more, and (iii) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at December 31, 2003. We refer to all of these individuals as our named officers.

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position	Fiscal Year					Securities Underlying Options	All Other Compensation(1)
		Salary		Bonus
Patrick M. Byrne President	2003 2002 2001	$	— — —	$	— — —	— 119,972 35,286	$	— — —
Jonathan E. Johnson III Vice President, Strategic Projects and General Counsel	2003 2002 2001		140,000 32,397 N/A		— — —	30,000 40,000 N/A		— — N/A
Douglas Greene Chief Technology Officer(2)	2003 2002 2001		117,101 145,000 137,500		— — —	25,000 15,879 81,158		121,167 1,813 —	(4)
Shawn A. Schwegman Vice President, Technology	2003 2002 2001		88,333 100,000 100,000		— — —	43,533 10,128 5,753		2,650 1,500 —
James Hyde(3) Chief Operations Officer	2003 2002 2001		160,240 150,000 71,634		— — —	60,891 34,408 24,700		4,500 3,938 —

(1)
Amounts represent our matching contributions to the 401(k) plan accounts for such officers, unless otherwise noted.

(2)
Mr. Greene resigned as our Chief Technology Officer in March 2003.

(3)
Mr. Hyde resigned as our Chief Operating Officer on November 26, 2003.

(4)
Amount includes $120,261, which represents taxable income from options exercised by Mr. Greene, and $906, which represents our matching contributions to the 401(k) plan account for Mr. Greene.

OPTION GRANTS

        The following table summarizes the stock options granted to each named officer during the year ended December 31, 2003, including the potential realizable value over the term of the options, which is based on assumed rates of stock appreciation of 5% and 10%, compounded annually and subtracting from that result the aggregate option exercise price. These assumed rates of appreciation comply with the rules of the SEC and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock.

        During the year ended December 31, 2003, we granted options to purchase up to an aggregate of 853,803 shares to employees under our 2002 Stock Option Plan.

	Individual Grants
		Percent of Total Options Granted to Employees in Fiscal Year
	Number of Securities Underlying Options Granted								Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms
						Market Value on Date of Grant
Name				Exercise Price				Expiration Date
									0%		5%		10%
Patrick M. Byrne	—	0.0%			$—		$—	—		—		—		—
Johnathan E. Johnson III	15,000 15,000	1.8 1.8	% %	$ $	8.54 13.09	$ $	8.54 13.09	4/28/2008 7/28/2008	$ $	— —	$ $	35,392 54,248	$ $	78,206 119,874
Douglas Greene	25,000	2.9%			$15.25		$15.25	1/27/2008		$—		$105,332		$232,757
Shawn A. Schwegman	3,000 15,000 25,533	0.4 1.8 3.0	% % %	$ $ $	13.57 8.54 13.09	$ $ $	13.57 8.54 13.09	3/16/2008 4/28/2008 7/28/2008	$ $ $	— — —	$ $ $	11,247 35,392 92,341	$ $ $	24,854 78,206 204,049
James Hyde	40,000 15,000 5,891	4.7 1.8 0.7	% % %	$ $ $	15.25 8.54 13.09	$ $ $	15.25 8.54 13.09	1/27/2008 4/28/2008 7/28/2008	$ $ $	— — —	$ $ $	168,532 35,392 21,305	$ $ $	372,411 78,206 47,078

AGGREGATED OPTION EXERCISES IN 2003 AND FISCAL YEAR-END VALUES

        This table shows information about unexercised in-the-money stock options held by the named officers on December 31, 2003. These values have been calculated on the basis of the closing price of our common stock on December 31, 2003, which was $19.87 per share. All options were granted under our Amended and Restated 1999 Stock Option Plan or our 2002 Stock Option Plan.

	Number of Shares Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick M. Byrne	97,530	61,257	$1,403,257	$904,035
Jonathan E. Johnson III	12,800	57,200	191,488	678,562
Douglas Greene	69,174	58,913	1,013,479	627,859
Shawn A. Schwegman	18,799	51,201	260,903	476,369
James Hyde	29,394	90,606	444,612	843,031

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2003 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	2,849,101	$7.33	328,128
Equity compensation plans not approved by security holders	—	—	—
Total	2,849,101	$7.33	328,128

SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

        None of our executive officers has any contractual right to any severance or change of control payments under any employment or severance agreement. Our executive officers hold options issued under our stock option plans, and the vesting of options issued under those plans may be accelerated, under certain circumstances, upon or in connection with a change of control of the Company or upon the termination of the employment of the optionee within a period of time after a change of control has occurred.

REPORT OF THE AUDIT COMMITTEE

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings.

        The following report concerns the Audit Committee's activities regarding oversight of the Company's financial reporting and auditing process.

        The Audit Committee is comprised solely of independent directors, as defined by Nasdaq rules, and it operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

        As described more fully in its charter, the purpose of the Audit Committee is to provide general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. PricewaterhouseCoopers LLP, the Company's independent accounting firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

        The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent accountants, nor can the Audit Committee certify that the independent auditors are "independent"

under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee's members in business, financial and accounting matters.

        Among other matters, the Audit Committee monitors the activities and performance of the Company's external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent accountants may be retained to perform non-audit services. The Audit Committee has authority and responsibility for the appointment, compensation, retention and oversight of the Company's independent accountants. The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

        The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants, and management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent accountants the accountants' independence.

        Following the Committee's discussions with management and the independent accountants, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report in Form 10-K for the year ended December 31, 2003.

Members of the Audit Committee
Gordon S. Macklin
John A. Fisher
Allison H. Abraham

SHARE OWNERSHIP OF MANAGEMENT, DIRECTORS AND 5% STOCKHOLDERS

        The following table sets forth information regarding the beneficial ownership of our common stock as of December 31, 2003 by the following individuals or groups:

  •
  each person or entity who is known by us to own beneficially more than 5% of our outstanding stock;

  •
  each of our named officers;

  •
  each of our directors; and

  •
  all directors and executive officers as a group.

        The table is based upon information supplied by officers, directors and principal stockholders and schedules 13D and 13G filed with the SEC. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Applicable percentages are based on 16,485,348 shares of common stock outstanding as of December 31, 2003, as adjusted as required by rules promulgated by the SEC.

	Shares Beneficially Owned
Beneficial Owner (Name and Address)
	Number		Percent
5% Stockholders
High Plains Investments LLC 700 Bitner Road Park City, Utah 84098	5,707,261	(1)	34.6%
Dorothy M. Byrne 3 Laramie Road Etna, NH 03750	1,270,735	(2)	7.7%
John J. Byrne 3 Laramie Road Etna, NH 03750	1,270,735	(3)	7.7%
Krevlin Advisors LLC 650 Madison Ave, 26th Floor New York, NY 10022	880,039		5.3%
Ashford Capital Management, Inc. P. O. Box 4172 Wilmington, DE 19807	954,050		5.8%
Directors and Executive Officers
Patrick M. Byrne	6,147,861	(4)	37.3%
Gordon S. Macklin	318,964	(5)	1.9%
Jonathan E. Johnson III	15,200	(6)	*
Shawn Schwegman	28,915	(7)	*
Allison H. Abraham	12,083	(8)	*
John A. Fisher	10,166	(9)	*
David K. Chidester	17,048	(10)	*
Directors and Officers as a Group (7 persons)	6,550,237	(11)	39.7%

*
Less than 1% of the outstanding shares of common stock.

(1)
Includes 629,536 shares issuable upon exercise of currently exercisable warrants. Patrick M. Byrne, our President and Chairman of our Board of Directors, holds 100% of the voting interest in and controls High Plains Investments LLC. These shares also include 201,693 shares held by High Meadows Finance L.C. High Plains Investments LLC disclaims beneficial ownership of the shares held by High Meadows Finance L.C. to the extent it does not exercise voting or dispositive control over the shares held by High Meadows Finance L.C.

(2)
Ms. Byrne's shares include 4,414 shares issuable upon exercise of currently exercisable warrants. Ms. Byrne's shares also include 365,107 shares held by Haverford-Utah, LLC; 50,361 shares issuable upon exercise of currently exercisable warrants held by Haverford-Utah, LLC; 201,693 shares held by High Meadows Finance L.C.; 523,545 shares held by John J. Byrne; and 92,850 shares issuable upon exercise of currently exercisable warrants held by John J. Byrne Ms. Byrne disclaims beneficial ownership of the shares held by Haverford-Utah, LLC; and High Meadows Finance L.C. except to the extent of her pecuniary interest in each entity respectively. Ms. Byrne also disclaims beneficial ownership of the shares held by John J. Byrne to the extent she does not exercise voting or dispositive control over the shares held by John J. Byrne.

(3)
John J. Byrne's shares include 92,850 shares issuable upon exercise of currently exercisable warrants. Mr. Byrne's shares also include: 365,107 shares held by Haverford-Utah, LLC and 50,361 shares issuable upon exercise of currently exercisable warrants held by Haverford-Utah, LLC; 201,693 shares held by High Meadows Finance L.C.; 32,765 shares held by Dorothy Byrne; and 4,414 shares issuable upon exercise of currently exercisable warrants held by Dorothy Byrne. Mr. Byrne disclaims beneficial ownership of the shares held by Haverford-Utah, LLC and High Meadows Finance L.C. except to the extent of his pecuniary interest in each entity, respectively. Mr. Byrne also disclaims beneficial ownership of the shares held by Dorothy Byrne to the extent he does not exercise voting or dispositive control over the shares held by Dorothy Byrne.

(4)
Patrick M. Byrne's shares include 106,000 shares issuable upon exercise of options. Patrick M. Byrne's shares also include 4,876,032 shares held by High Plains Investments LLC; 629,536 shares issuable upon exercise of currently exercisable warrants held by High Plains Investments LLC; and 201,693 shares held by High Meadows Finance L.C. Dr. Byrne disclaims beneficial ownership of the shares held by High Plains Investments LLC and High Meadows Finance L.C. except to the extent of his pecuniary interests in each entity respectively.

(5)
Mr. Macklin's shares include 25,124 shares issuable upon exercise of options and an aggregate of 257,810 shares and warrants currently exercisable for an aggregate of 36,030 shares held by the following entities: Macklin Family Limited Partnership I, the Macklin Family Limited Partnership III, the Gordon Macklin Family Trust and the Marilyn C. Macklin Family Trust.

(6)
Mr. Johnson's shares include 15,200 shares issuable upon the exercise of options.

(7)
Mr. Schwegman's shares include 21,227 shares issuable upon the exercise of options.

(8)
Ms. Abraham's shares include 9,583 shares issuable upon exercise of options.

(9)
Mr. Fisher's shares include 9,166 shares issuable upon exercise of options.

(10)
Mr. Chidester's shares include 17,048 shares issuable upon exercise of options.

(11)
Includes a total of 203,348 shares issuable upon exercise of options granted to our executive officers and directors and 665,566 shares issuable upon exercise of currently exercisable warrants.

STOCK PERFORMANCE GRAPH

        The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, from the effective date of the initial public offering of Overstock's common stock (May 30, 2002) through December 31, 2003 for Overstock, Media General's Nasdaq U.S. Index and Media General's Internet Software and Services Index. The graph assumes that $100 was invested in Overstock's common stock (at the initial public offering price of $13.00 per share), and the above indices on May 30, 2002. Historic stock price performance is not necessarily indicative of future stock price performance.

ASSUMES $100 INVESTED ON MAY 30, 2002
ASSUMES DIVIDENDS REINVESTED
FISCAL YEAR ENDING DECEMBER 31, 2003

OTHER INFORMATION

Certain Relationships and Related Transactions

        Since January 1, 2003, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer or holder of more than 5% of our common stock had or will have a direct or indirect interest other than the transactions described below.

        On occasion, Haverford Valley, L.C. and certain affiliated entities make travel arrangements for our executives and pay the travel related expenses incurred by our executives on Company business. In 2003 we reimbursed Haverford Valley, L.C. approximately $236,000 for these expenses.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of the Company's common stock, to file certain reports regarding ownership of, and transactions in, the Company's securities with the SEC. Such officers, directors, and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms that they file.

        Based solely on a review of reports filed by, and on written representations from, its officers, directors and 10% stockholders, the Company believes that during 2003, all of its officers, directors and 10% stockholders complied with requirements for reporting ownership and changes in ownership of Company common stock under Section 16(a) of the Securities Act of 1934.

Deadline For Receipt of Stockholder Proposals

        If you wish to submit a proposal for possible inclusion in our 2005 proxy material, we must receive your notice, in accordance with rules of the SEC and the Company's Bylaws on or before November 18, 2004. The proposal(s) should be mailed to our Secretary at our principal executive offices at 6322 South 3000 East, Suite 100, Salt Lake City, Utah 84121. If you intend to submit a proposal at the 2005 Annual Meeting but do not intend to include the proposal in our proxy statement for that meeting, you must provide appropriate notice to us on or before January 17, 2005. Our bylaws contain specific requirements regarding a stockholder's ability to nominate a candidate for director or to submit a proposal for consideration at an upcoming annual meeting. If you would like a copy of the requirements contained in our bylaws, please contact our Secretary at the address shown above.

Costs of Proxy Solicitation

        The solicitation is made on behalf of the Board of Directors of the Company. The Company will pay the cost of soliciting these proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares.

        Without receiving additional compensation, officials and regular employees of the Company may solicit proxies personally, by telephone, fax or email from some stockholders if proxies are not promptly received. We have also hired Georgeson Shareholder Communications to assist in the solicitation of proxies at a cost of approximately $3,500 plus out-of-pocket expenses.

        An Annual Report on Form 10-K, excluding exhibits, for the fiscal year ended December 31, 2003 is enclosed with this Proxy Statement. You may obtain an additional copy without charge by sending a written request to Overstock.com, Inc., Attention Investor Relations, 6322 South 3000 East, Suite 100, Salt Lake City, Utah 84121. The Annual Report is also available on our website at www.overstock.com.

By Order of the Board,

Jonathan E. Johnson III Secretary

March 18, 2004
Salt Lake City, Utah

Overstock.com
6322 South 3000 East, Suite 100
Salt Lake City, Utah 84121
(801) 947-3100 www.overstock.com Nasdaq Stock Symbol: OSTK

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

PURPOSE:

        The purpose of the Audit Committee of the Board of Directors of Overstock.com, Inc. (the "Company") shall be to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

        The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors, and will consist of at least three members of the Board of Directors. Each member shall meet the independence and experience requirements of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission, and each member shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement, in accordance with the Nasdaq National Market Listing Standards. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. A director who qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission shall be presumed to qualify as a financially sophisticated audit committee member. No member of the Audit Committee shall have participated in the preparation of the financial statements of the Company or any subsidiary at any time during the past three years.

RESPONSIBILITIES:

        The independent auditors shall report directly to the Audit Committee. The responsibilities of the Audit Committee shall include:

  •
  Being directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors, including being responsible for resolving any disagreements between management and the independent auditors regarding financial reporting;

  •
  Reviewing the independent auditors' proposed audit scope, approach and independence, and approving all audit engagement fees and terms;

  •
  Providing oversight and monitoring of Company management and its activities with respect to the Company's financial reporting process;

  •
  Approving or preapproving all audit and non-audit services to be provided to the Company by the independent auditors in accordance with Section 10A(i) of the Exchange Act;

  •
  Ensuring the regular rotation of the lead or coordinating audit partner, and of the audit partner responsible for reviewing the audit, as required by Section 10A(j) of the Exchange Act;

  •
  Ensuring its receipt from the independent auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independent Standards Board Standard No. 1, and actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity or independence of the auditors, and taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditors;

  •
  Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

  •
  Discussing with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as it may be modified or supplemented;

  •
  Reviewing with management and the independent auditors, before release, the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K, as well as the auditors' judgment about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting, including the selection, application and disclosure of critical accounting policies;

  •
  Obtaining and considering a report from the independent auditors regarding: (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (3) other material written communications between the independent auditors and Company management, such as any management letter or schedule of unadjusted differences;

  •
  Discussing with the independent auditors the auditors' conclusions regarding the reasonableness of the judgments and estimates made in the preparation of the financial statements that may be viewed as critical, as well as the clarity of the Company's financial statement disclosures;

  •
  Reviewing the CEO and CFO certifications under Sections 302 and 906 of the Sarbanes-Oxley Act and the Company's disclosures relating thereto;

  •
  Recommending to the Board whether the financial statements should be included in the Company's Annual Report on Form 10-K;

  •
  Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A;

  •
  Causing the Company to establish hiring practices for employees or former employees of the independent auditor that are consistent with Section 10A(l) of the Exchange Act;

  •
  Reviewing and approving any transaction that would require disclosure as a related party transaction pursuant to Item 404 of Regulation S-K;

  •
  Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

  •
  Reviewing with management and the independent auditors any correspondence with regulators and any published reports that raise material issues regarding the Company's accounting policies;

  •
  Reviewing the Audit Committee's own structure, processes and membership requirements, reviewing and reassessing the adequacy of this Charter on an annual basis, and recommending proposed changes to this Charter to the Board for approval; and

  •
  Performing such other duties as may be requested by the Board of Directors.

        In carrying out its duties, the Audit Committee shall have full authority to engage, without further Board approval, independent legal, accounting and other advisors as the Audit Committee may deem necessary. The Company shall provide appropriate funding, as determined by the Audit Committee, for the compensation of any such advisors and to pay any ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

MEETINGS:

        The Audit Committee will meet at least quarterly. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

        The Audit Committee will meet in executive session at least twice a year and will meet separately with the independent auditors as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.

MINUTES:

        The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

        Apart from the report prepared pursuant to Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Committee's charter.

RELIANCE ON INFORMATION:

        In adopting this Audit Committee Charter, the Board of Directors acknowledges that the Audit Committee members are not employees of the Company and are not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work or auditing standards. Each member of the Audit Committee shall be entitled to rely on the integrity of the persons and organizations within and without the Company that provide information to the Audit Committee and the accuracy and completeness of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge that any such information is inaccurate or incorrect.

APPENDIX B

2002 Stock Option Plan as Proposed to be Amended

OVERSTOCK.COM, INC.

2002 STOCK OPTION PLAN

(As amended by the Board of Directors through March 17, 2004)

1.
Purposes of the Plan. The purposes of this 2002 Stock Option Plan are:

•
to attract and retain the best available personnel for positions of substantial responsibility,

•
to provide additional incentive to Employees, Directors and Consultants, and

•
to promote the success of the Company's business.

        Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2.
Definitions. As used herein, the following definitions shall apply:

          (a)   "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b)   "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

          (c)   "Board" means the Board of Directors of the Company.

          (d)   "Cause" means (i) an act of personal dishonesty taken by the Optionee in connection with his or her responsibilities as a Service Provider and intended to result in personal enrichment of the Optionee, (ii) Optionee being convicted of a felony, (iii) a willful act by the Optionee which constitutes gross misconduct and which is injurious to the Company, or (iv) following delivery to the Optionee of a written demand for performance from the Company which describes the basis for the Company's reasonable belief that the Optionee has not substantially performed his duties, continued violations by the Optionee of his or her obligations to the Company which are demonstrably willful and deliberate on the Employee's part.

          (e)   "Change in Control" means the occurrence of any of the following events:

    (i)
    Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than Patrick M. Byrne, Dorothy M. Byrne or John J. Byrne or an individual or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with Patrick M. Byrne, Dorothy M. Byrne and/or John J. Byrne, becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

    (ii)
    The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

    (iii)
    A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

    (iv)
    The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

          (f)    "Code" means the Internal Revenue Code of 1986, as amended.

          (g)   "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (h)   "Common Stock" means the common stock of the Company.

          (i)    "Company" means Overstock.com, Inc.

          (j)    "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (k)   "Director" means a member of the Board.

          (l)    "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (m)  "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (n)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (o)   "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

    (i)
    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

    (ii)
    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

    (iii)
    In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (p)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (q)   "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (r)   "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (s)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (t)    "Option" means a stock option granted pursuant to the Plan.

          (u)   "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (v)   "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

          (w)  "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

          (x)   "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          (y)   "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (z)   "Plan" means this 2002 Stock Option Plan.

          (aa) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

          (bb) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (cc) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (dd) "Section 16(b)" means Section 16(b) of the Exchange Act.

          (ee) "Service Provider" means an Employee, Director or Consultant.

          (ff)  "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (gg) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (hh) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (ii)   "Voluntary Termination for Good Reason" means the Optionee voluntarily resigns within ninety (90) days after the occurrence of any of the following (i) without the Optionee's express written consent, a material reduction of the Optionee's duties, title, authority or responsibilities, relative to the Optionee's duties, title, authority or responsibilities as in effect immediately prior to such reduction, or the assignment to Optionee of such reduced duties, title, authority or responsibilities; provided, however, that a reduction in duties, title, authority or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Executive Officer of the Company remains as such following a Change of Control and is not made the Chief Executive Officer of the acquiring corporation) shall not by itself constitute grounds for a "Voluntary Termination for Good Reason;" (ii) a reduction by the Company in the base salary or annual incentive bonus of the Optionee as in effect immediately prior to such reduction; (iii) the relocation of the Optionee to a facility or a location outside of a 35 mile radius from the present facility or location, without the Optionee's express written consent; or (iv) any act or set of facts or circumstances which would, under applicable case law or statute constitute a constructive termination of the Optionee.

        3.     Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 1,638,680 Shares plus (a) any Shares which have been reserved but not issued under the Company's 1999 Stock Option Plan (the "1999 Plan") and (b) any Shares returned to the 1999 Plan as a result of termination of options or repurchase of Shares issued under the 1999 Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

        4.     Administration of the Plan.

          (a)   Procedure.

    (i)
    Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

    (ii)
    Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

    (iii)
    Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

    (iv)
    Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b)   Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

    (i)
    to determine the Fair Market Value;

    (ii)
    to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

    (iii)
    to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

    (iv)
    to approve forms of agreement for use under the Plan;

    (v)
    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

    (vi)
    to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

    (vii)
    to institute an Option Exchange Program;

    (viii)
    to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

    (ix)
    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

    (x)
    to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

    (xi)
    to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

    (xii)
    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

    (xiii)
    to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)   Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

        5.     Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6.     Limitations.

          (a)   Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b)   Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

          (c)   The following limitations shall apply to grants of Options:

    (i)
    No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 423,430 Shares.

    (ii)
    In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 423,430 Shares, which shall not count against the limit set forth in subsection (i) above.

    (iii)
    The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

    (iv)
    If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        7.     Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

        8.     Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        9.     Option Exercise Price and Consideration.

          (a)   Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

    (i)
    In the case of an Incentive Stock Option

    (A)
    granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

    (B)
    granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

    (ii)
    In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

    (iii)
    Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b)   Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

          (c)   Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

    (i)
    cash;

    (ii)
    check;

    (iii)
    promissory note;

    (iv)
    other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

    (v)
    consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

    (vi)
    a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

    (vii)
    any combination of the foregoing methods of payment; or

    (viii)
    such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10.   Exercise of Option.

          (a)   Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

        Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)   Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c)   Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)   Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised following the Optionee's death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee's estate or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Optionee's death. If, at the time of death, Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        11.   Stock Purchase Rights.

          (a)   Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b)   Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c)   Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)   Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

        12.   Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

        13.   Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Change in Control.

          (a)   Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares covered by each outstanding Option and Stock Purchase Right, and the numerical Share limits of Sections 3 and 6.

          (b)   Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c)   Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.

        In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

        For the purposes of this subsection (c), the Option or Stock Purchase Right shall be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

          (d)   Involuntary Termination other than for Cause, Death or Disability or a Voluntary Termination for Good Reason, Following a Change of Control. If, within eighteen (18) months following a Change of Control, Optionee's employment is terminated involuntarily by the Company or successor corporation other than for Cause, death or Disability or by the Optionee by a Voluntary Termination for Good Reason, then Optionee shall fully vest in and have the right to exercise his or her Option as to all of the Shares subject to each such Option including Shares as to which such Option would not otherwise be vested or exercisable.

        14.   Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        15.   Amendment and Termination of the Plan.

          (a)   Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b)   Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)   Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        16.   Conditions Upon Issuance of Shares.

          (a)   Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)   Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        17.   Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        18.   Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        19.   Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

DETACH HERE

PROXY

OVERSTOCK.COM, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
TUESDAY, APRIL 27, 2004

        The undersigned hereby appoints Patrick M. Byrne and Jonathan E. Johnson III, or either of them, as proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Overstock.com, Inc. (the "Company") to be held at the warehouse of the Company located at 955 South 3800 West, Salt Lake City, Utah 84104, at 9:00 a.m. on April 27, 2004, including any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS.

DETACH HERE

Please mark ☒ votes as in this example.

MANAGEMENT HAS PROPOSED AND RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW AND VOTES FOR PROPOSALS 2 AND 3.

1.	ELECTION OF DIRECTORS of the Company.
	☐	FOR all nominees listed below (except as marked to the contrary below).	☐	WITHHOLD AUTHORITY to vote for all nominees.
Gordon S. Macklin
John J. Byrne

INSTRUCTION: To withhold authority to vote for any nominee, you may write the nominee's name on the space provided below:

		For	Against	Abstain
2.	Amendment of the 2002 Stock Option Plan as described in the Proxy Statement.	☐	☐	☐
3.	Ratification of the selection of PricewaterhouseCoopers LLP as Overstock.com's independent accountants for 2004.	☐	☐	☐
Mark here for address change and note at left ☐	New Address:
Mark here if you plan to attend the meeting in person ☐

Sign exactly as name(s) appears on your certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President, and by the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased Stockholder should give their full title. Please date the Proxy.

Signature:
Signature:
Date:	, 2004

QuickLinks

TABLE OF CONTENTS
QUESTIONS AND ANSWERS
THE BOARD
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION OF DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
OPTION GRANTS
AGGREGATED OPTION EXERCISES IN 2003 AND FISCAL YEAR-END VALUES
EQUITY COMPENSATION PLAN INFORMATION
SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS
REPORT OF THE AUDIT COMMITTEE
SHARE OWNERSHIP OF MANAGEMENT, DIRECTORS AND 5% STOCKHOLDERS
STOCK PERFORMANCE GRAPH
OTHER INFORMATION
APPENDIX A CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
APPENDIX B 2002 Stock Option Plan as Proposed to be Amended